Exhibit 99.1

Energous Corporation Reports Fourth Quarter and

Full Year 2019 Financial Results

SAN JOSE, Calif. – Feb. 26, 2020 – Energous Corporation (NASDAQ: WATT), the developer of WattUp®, a revolutionary Wireless Charging 2.0 technology, today announced financial results for the fourth quarter and full year ended December 31, 2019 and provided an update on its operational progress.

Recent Highlights

•	Japan regulatory approval received for its WattUp wireless charging technology

•	Energous announced that its partners PiBEX and SK Telesys are developing an ultra-wideband (UWB) tracking tag for POSCO, which will include integration with the WattUp RF wireless charging technology

•	Announced the availability of its smart glasses developer kits

“With the Japan certification, combined with both the technological and customer progress, we have increasing confidence in a revenue ramp in 2020,” said Stephen R. Rizzone, president and CEO of Energous Corporation. “We are on track to forge ahead with several partnerships and other opportunities, including ZPower and POSCO, to help broaden the installed base of WattUp.”

Unaudited 2019 Fourth Quarter Financial Results

For the fourth quarter ended Dec. 31, 2019, Energous recorded:

•	Revenue of $45,643

•	Operating expenses of approximately $9.5 million (GAAP), comprised of $5.7 million in research and development, and $3.8 million in selling, general and administrative expenses

•	Net loss of $9.4 million, or $0.29 per basic and diluted share

•	Adjusted EBITDA (a non-GAAP financial measure) loss of $6.8 million

•	$21.7 million in cash and cash equivalents at the end of the fourth quarter, with no debt

Unaudited 2019 Full-Year Financial Results

For the year ended December 31, 2019, Energous recorded:

•	Revenue of approximately $200,000

•	Operating expenses of $39.0 million, comprised of $23.2 million in research and development, and $15.8 million in selling, general and administrative costs

•	Net loss of $38.4 million, or a loss of $1.27 per basic and diluted share.

•	Adjusted EBITDA (a non-GAAP financial measure) loss of $27.4 million.

2019 Fourth Quarter and Year End Conference Call

Energous will host a conference call to discuss its financial results, recent progress and prospects for the future.

When: Wednesday, Feb. 26, 2020

Time: 1:30 p.m. PT (4:30 p.m. ET)

Phone: 888-317-6003 (domestic); 412-317-6061 (international)

Passcode: 4409078

Telephonic replay: Accessible through Mar. 11, 2020

877-344-7529 (domestic); 412-317-0088 (international); passcode 10138670

Webcast: Accessible at Energous.com; archive available for approximately one year

About Energous Corporation

Energous Corporation (Nasdaq: WATT) is leading the next generation of wireless charging – wireless charging 2.0 – with its award-winning WattUp® technology, which supports fast, efficient contact-based charging, as well as charging at a distance. WattUp is a scalable, RF-based wireless charging technology that offers substantial improvements in contact-based charging efficiency, foreign object detection, orientation freedom and thermal performance compared to older, coil-based charging technologies. The technology can be designed into many different sized electronic devices for the home and office, as well as the medical, industrial, retail and automotive industries, and it ensures interoperability across products. Energous develops silicon-based wireless power transfer (WPT) technologies and customizable reference designs. These include innovative silicon chips, antennas and software, for a large variety of applications, such as smartphones, fitness trackers, hearables, medical sensors and more. Energous received the world’s first FCC Part 18 certification for at-a-distance wireless charging, and the company has 220 awarded patents for its WattUp wireless charging technology to-date. For more information, please visit Energous.com

Safe Harbor Statement

This press release contains forward-looking statements that describe our future plans and expectations. These statements generally use terms such as “believe,” “expect,”

“may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “estimate,” “anticipate” or similar terms. Examples of our forward-looking statements in this release include our statements about FCC certification of our technology, regulatory approvals internationally, and customer releases of products utilizing our technology. Our forward-looking statements speak only as of this date; they are based on current expectations and we undertake no duty to update them. Factors that could cause actual results to differ from what we expect include: uncertain timing of necessary regulatory approvals; timing of customer product development and market success of customer products; our dependence on distribution partners; and intense industry competition. We urge you to consider those factors, and the other risks and uncertainties described in our most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, in evaluating our forward-looking statements.

– Financial Tables Follow –

Energous Corporation

BALANCE SHEETS

(Unaudited)

	As of
	December 31, 2019	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$21,684,089	$20,106,485
Accounts receivable, net	63,144	44,550
Prepaid expenses and other current assets	450,231	581,040
Prepaid rent, current	—	56,668

Total current assets	22,197,464	20,788,743

Property and equipment, net	626,524	1,219,016
Right-of-use lease assets	2,057,576	—
Other assets	2,410	2,410

Total assets	$24,883,974	$22,010,169

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,671,519	$1,861,385
Accrued expenses	2,063,097	1,778,349
Operating lease liabilities, current portion	722,291	—
Deferred revenue	12,000	—

Total current liabilities	4,468,907	3,639,734

Operating lease liabilites, long-term portion	1,402,193	—

Total liabilities	5,871,100	3,639,734

Commitments and contingencies

Stockholders’ equity:
Preferred Stock, $0.00001 par value, 10,000,000 shares authorized at December 31, 2019 and December 31, 2018; no shares issued or outstanding.	—	—
Common Stock, $0.00001 par value, 50,000,000 shares authorized at December 31, 2019 and December 31, 2018; 33,203,806 and 26,526,303 shares issued and outstanding at December 31, 2019 and December 31, 2018, respectively.	333	265
Additional paid-in capital	282,153,201	243,111,741
Accumulated deficit	(263,140,660)	(224,741,571)

Total stockholders’ equity	19,012,874	18,370,435

Total liabilities and stockholders’ equity	$24,883,974	$22,010,169

Energous Corporation

STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2019	2018	2019	2018
Revenue	$45,643	$56,050	$200,143	$514,823

Operating expenses:
Research and development	5,723,059	8,067,461	23,228,810	32,871,685
Sales and marketing	1,433,500	1,564,399	5,418,967	6,185,159
General and administrative	2,352,718	2,948,110	10,360,266	12,387,389

Total operating expenses	9,509,277	12,579,970	39,008,043	51,444,233

Loss from operations	(9,463,634)	(12,523,920)	(38,807,900)	(50,929,410)

Other income (expense):
Interest income	79,699	70,917	416,274	89,288
Loss on retirement of property and equipment	(7,463)	—	(7,463)	—

Total	72,236	70,917	408,811	89,288

Net loss	$(9,391,398)	$(12,453,003)	$(38,399,089)	$(50,840,122)

Basic and diluted net loss per common share	$(0.29)	$(0.48)	$(1.27)	$(1.99)

Weighted average shares outstanding, basic and diluted	31,880,706	26,066,151	30,262,642	25,486,270

Energous Corporation

Reconciliation of Non-GAAP Information

(Unaudited)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2019	2018	2019	2018
Net loss (GAAP)	$(9,391,398)	$(12,453,003)	$(38,399,089)	$(50,840,122)
Add (subtract) the following items:
Interest income	(79,699)	(70,917)	(416,274)	(89,288)
Depreciation and amortization	128,963	234,006	781,229	1,054,720
Stock-based compensation	2,577,580	3,949,010	10,646,580	16,753,754

Adjusted EBITDA (non-GAAP)	$(6,764,554)	$(8,340,904)	$(27,387,554)	$(33,120,936)

Contact

Energous Public Relations

PR@energous.com

(408) 963-0200

Investor Relations Contact

Bishop IR

Mike Bishop

(415) 894-9633

IR@energous.com

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